UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2006 (April 10, 2006)

OPEN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50450	98-0370750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 Via De La Valle, Suite 200, Solana Beach, CA 92075
(Address of principal executive offices, including zip code)

(858)-794-8800
(Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This report on Form 8-K/A supplements our Form 8-K filed on April 14, 2006 to add the financial statements and pro forma financial information required to be filed in connection with our acquisition of Solar Roofing Systems, Inc., which occurred on April 10, 2006.

Item 9.01.              Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The balance sheets of Solar Roofing Systems, Inc. as of December 31, 2004 and December 31, 2005, and the related statements of operations, statements of stockholders' equity and statements of cash flows for the years ended December 31, 2004 and December 31, 2005, including the notes to such financial statements, are incorporated herein by reference to our Registration Statement on Form SB-2 filed on May 12, 2006.

(b)	Pro Forma Financial Information.

Our unaudited pro forma consolidated balance sheet as of February 28, 2006 and our unaudited pro forma consolidated statements of operations for the nine months ended February 28, 2006, including the notes to such pro forma financial statements, are incorporated herein by reference to our Registration Statement on Form SB-2 filed on May 12, 2006. In connection with such Registration Statement, we are currently discussing with the SEC Staff certain elements of the presentation of these unaudited pro forma consolidated financial statements, and any amendments to the unaudited pro forma consolidated financial statements resulting from these discussions will be reflected in a further amendment to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN ENERGY CORPORATION

Date: June 21, 2006		/s/ David Saltman
	By:	David Saltman
President and Chief Executive Officer